                                                     Exhibit 99.2
--------------------------------------------------------------------------------
                                                     Monthly Operating Report
 ------------------------------------------
 CASE  NAME:  KITTY HAWK AIRCARGO, INC.                  ACCRUAL BASIS
 ------------------------------------------
 CASE  NUMBER:  400-42142-BJH-11                     02/13/95, RWD, 2/96
 ------------------------------------------
 JUDGE:  BARBARA J. HOUSER
 ------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                          MONTH ENDING: MAY 31, 2001


 IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


 RESPONSIBLE  PARTY:

 /s/ DREW KEITH                                    CHIEF FINANCIAL OFFICER
 -------------------------------------------       -----------------------------
 ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

 DREW KEITH                                                    6/20/2001
 -------------------------------------------       -----------------------------
 PRINTED NAME OF RESPONSIBLE PARTY                                DATE

 PREPARER:

 /s/ KEVIN K. CRAIG                                CONTROLLER, KITTY HAWK INC.
 -------------------------------------------       -----------------------------
 ORIGINAL SIGNATURE OF PREPARER                                TITLE

 KEVIN K. CRAIG                                                6/20/2001
 -------------------------------------------       -----------------------------
 PRINTED NAME OF PREPARER                                         DATE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Monthly Operating Report
        ------------------------------------------
        CASE NAME:  KITTY HAWK AIRCARGO, INC.                                                               ACCRUAL BASIS-1
        ------------------------------------------

        ------------------------------------------
        CASE  NUMBER:  400-42142-BJH-11                                                         02/13/95, RWD, 2/96
        ------------------------------------------


        ------------------------------------------

        COMPARATIVE BALANCE SHEET
        ----------------------------------------------------------------------------------------------------------------------------
                                                           SCHEDULE                MONTH             MONTH                MONTH
                                                                         -----------------------------------------------------------

        ASSETS                                              AMOUNT              APRIL, 2001         MAY, 2001
        ----------------------------------------------------------------------------------------------------------------------------
        1.   UNRESTRICTED CASH                          $     16,904           $     22,224        $     20,702
        ---------------------------------------------------------------------------------------------------------------------------
        2.   RESTRICTED CASH                            $          0           $          0        $          0
        ---------------------------------------------------------------------------------------------------------------------------
        3.   TOTAL CASH                                 $     16,904           $     22,224        $     20,702           $     0
        ===========================================================================================================================
        4.   ACCOUNTS RECEIVABLE (NET)                  $ 29,303,045           $ 13,687,878        $ 16,859,404
        ---------------------------------------------------------------------------------------------------------------------------
        5.   INVENTORY                                  $  1,508,508           $  2,165,645        $  2,308,971
        ---------------------------------------------------------------------------------------------------------------------------
        6.   NOTES RECEIVABLE                           $          0           $          0        $          0
        ---------------------------------------------------------------------------------------------------------------------------
        7.   PREPAID EXPENSES                           $  2,294,717           $  8,030,768        $  6,885,889
        ---------------------------------------------------------------------------------------------------------------------------
        8.   OTHER (ATTACH LIST)                        $111,256,463           ($29,310,846)       ($28,690,011)
        ---------------------------------------------------------------------------------------------------------------------------
        9.   TOTAL CURRENT ASSETS                       $144,379,636            ($5,404,331)        ($2,615,045)          $     0
        ===========================================================================================================================
        10.  PROPERTY, PLANT & EQUIPMENT                $166,772,560           $206,224,597        $206,308,302
        ---------------------------------------------------------------------------------------------------------------------------
        11.  LESS: ACCUMULATED
             DEPRECIATION/DEPLETION                     $          0           $ 57,205,048        $ 59,334,902
        ---------------------------------------------------------------------------------------------------------------------------
        12.  NET PROPERTY, PLANT &
             EQUIPMENT                                  $166,772,560           $149,019,549        $146,973,400           $     0
        ===========================================================================================================================
        13.  DUE FROM INSIDERS
        ---------------------------------------------------------------------------------------------------------------------------
        14.  OTHER ASSETS - NET OF
             AMORTIZATION (ATTACH LIST)                 $          0           $  2,321,000        $  2,320,955
        ---------------------------------------------------------------------------------------------------------------------------
        15.  OTHER (ATTACH LIST)                        $          0
        ---------------------------------------------------------------------------------------------------------------------------
        16.  TOTAL ASSETS                               $311,152,196           $145,936,218        $146,679,310
        ===========================================================================================================================
        POSTPETITION LIABILITIES
        ---------------------------------------------------------------------------------------------------------------------------
        17.  ACCOUNTS PAYABLE                                                  $  1,270,565        $  1,005,279
        ---------------------------------------------------------------------------------------------------------------------------
        18.  TAXES PAYABLE                                                     $     26,000        $     29,000
        ---------------------------------------------------------------------------------------------------------------------------
        19.  NOTES PAYABLE                                                     $          0        $          0
        ---------------------------------------------------------------------------------------------------------------------------
        20.  PROFESSIONAL FEES                                                 $          0        $          0
        ---------------------------------------------------------------------------------------------------------------------------
        21.  SECURED DEBT                                                      $  7,758,945        $  7,614,525
        ---------------------------------------------------------------------------------------------------------------------------
        22.  OTHER (ATTACH LIST)                                               $  2,439,660        $  3,956,873
        ---------------------------------------------------------------------------------------------------------------------------
        23.  TOTAL POSTPETITION
             LIABILITIES                                                       $ 11,495,170        $ 12,605,677           $     0
        ===========================================================================================================================
        PREPETITION LIABILITIES
       ----------------------------------------------------------------------------------------------------------------------------
        24.  SECURED DEBT                                                      $ 24,850,000        $ 24,850,000
        ---------------------------------------------------------------------------------------------------------------------------
        25.  PRIORITY DEBT                              $  2,177,962           $          0        $          0
        ---------------------------------------------------------------------------------------------------------------------------
        26.  UNSECURED DEBT                             $184,252,878           $ 30,274,523        $ 30,401,069
        ===========================================================================================================================
        27.  OTHER (ATTACH LIST)                        $          0           $ 19,986,455        $ 19,841,174
        ---------------------------------------------------------------------------------------------------------------------------
        28.  TOTAL PREPETITION LIABILITIES              $186,430,840           $ 75,110,978        $ 75,092,243           $     0
        ===========================================================================================================================
        29.  TOTAL LIABILITIES                          $186,430,840           $ 86,606,148        $ 87,697,920           $     0
        ===========================================================================================================================
        EQUITY
        ---------------------------------------------------------------------------------------------------------------------------
        30.  PREPETITION OWNERS' EQUITY                                        $ 69,645,449        $ 69,645,449
        ---------------------------------------------------------------------------------------------------------------------------
        31.  POSTPETITION  CUMULATIVE
             PROFIT OR (LOSS)                                                  ($10,315,379)       ($10,664,059)
        ---------------------------------------------------------------------------------------------------------------------------
        32.  DIRECT CHARGES TO EQUITY
             (ATTACH EXPLANATION)                                              $          0        $          0
        ---------------------------------------------------------------------------------------------------------------------------
        33.  TOTAL EQUITY                               $          0           $ 59,330,070        $ 58,981,390           $     0
        ===========================================================================================================================
        34.  TOTAL LIABILITIES &
             OWNERS' EQUITY                             $186,430,840           $145,936,218        $146,679,310           $     0
        ===========================================================================================================================
                                                                               $          0        $          0           $     0
        ---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Monthly Operating Report

        -----------------------------------------
        CASE NAME:  KITTY HAWK AIRCARGO, INC.                                                  ACCRUAL BASIS-2
        -----------------------------------------

        -----------------------------------------
        CASE  NUMBER:  400-42142-BJH-11                                                           02/13/95, RWD, 2/96
        -----------------------------------------

        --------------------------------
        INCOME STATEMENT
        --------------------------------------------------------------------------------------------------------------------------
                                                                   MONTH             MONTH             MONTH          QUARTER
                                                               -------------------------------------------------------------------

        REVENUES                                                APRIL, 2001        MAY, 2001                            TOTAL
        --------------------------------------------------------------------------------------------------------------------------
        1.   GROSS REVENUES                                    $   9,306,801     $  10,184,337                      $ 19,491,138
        --------------------------------------------------------------------------------------------------------------------------
        2.   LESS: RETURNS & DISCOUNTS                         $           0     $           0                      $          0
        --------------------------------------------------------------------------------------------------------------------------
        3.   NET REVENUE                                       $   9,306,801     $  10,184,337       $       0      $ 19,491,138
        --------------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        --------------------------------------------------------------------------------------------------------------------------
        4.   MATERIAL                                          $           0     $           0                      $          0
        --------------------------------------------------------------------------------------------------------------------------
        5.   TOTAL CASH                                        $           0     $           0                      $          0
        --------------------------------------------------------------------------------------------------------------------------
        6.   DIRECT OVERHEAD                                   $           0     $           0                      $          0
        --------------------------------------------------------------------------------------------------------------------------
        7.   TOTAL COST OF GOODS SOLD                          $           0     $           0       $       0      $          0
        ==========================================================================================================================
        8.   GROSS PROFIT                                      $   9,306,801     $  10,184,337       $       0      $ 19,491,138
        --------------------------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        9.   OFFICER/INSIDER COMPENSATION                      $      58,334     $      58,334                      $    116,668
        --------------------------------------------------------------------------------------------------------------------------
        10.  SELLING & MARKETING                               $           0     $           0                      $          0
        --------------------------------------------------------------------------------------------------------------------------
        11.  GENERAL & ADMINISTRATIVE                          $     589,372     $     623,286                      $  1,212,658
        --------------------------------------------------------------------------------------------------------------------------
        12.  RENT & LEASE                                      $   2,228,871     $   2,233,123                      $  4,461,994
        --------------------------------------------------------------------------------------------------------------------------
        13.  OTHER (ATTACH LIST)                               $  10,628,559     $  10,862,970                      $ 21,491,529
        --------------------------------------------------------------------------------------------------------------------------
        14.  TOTAL OPERATING EXPENSES                          $  13,505,136     $  13,777,713       $       0      $ 27,282,849
        ==========================================================================================================================
        15.  INCOME BEFORE NON-OPERATING
             INCOME & EXPENSE                                    ($4,198,335)      ($3,593,376)      $       0       ($7,791,711)
        --------------------------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        16.  NON-OPERATING INCOME (ATT. LIST)                       ($10,310)          ($8,795)                         ($19,105)
        --------------------------------------------------------------------------------------------------------------------------
        17.  NON-OPERATING EXPENSE (ATT. LIST)                 $           0     $           0                      $          0
        --------------------------------------------------------------------------------------------------------------------------
        18.  INTEREST EXPENSE                                  $     288,049     $     310,983                      $    599,032
        --------------------------------------------------------------------------------------------------------------------------
        19.  DEPRECIATION/DEPLETION                            $     111,534     $     109,182                      $    220,716
        --------------------------------------------------------------------------------------------------------------------------
        20.  AMORTIZATION                                      $           0     $           0                      $          0
        --------------------------------------------------------------------------------------------------------------------------
        21.  OTHER (ATTACH LIST)                                 ($4,225,399)      ($3,423,613)                      ($7,649,012)
        --------------------------------------------------------------------------------------------------------------------------
        22.  NET OTHER INCOME & EXPENSES                         ($3,836,126)      ($3,012,243)      $       0       ($6,848,369)
        --------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        23.  PROFESSIONAL FEES                                 $           0     $           0                      $          0
        --------------------------------------------------------------------------------------------------------------------------
        24.  U.S. TRUSTEE FEES                                 $           0     $           0                      $          0
        --------------------------------------------------------------------------------------------------------------------------
        25.  OTHER (ATTACH LIST)                               $           0     $           0                      $          0
        --------------------------------------------------------------------------------------------------------------------------
        26.  TOTAL REORGANIZATION EXPENSES                     $           0     $           0       $       0      $          0
        ==========================================================================================================================
        27.  INCOME TAX                                            ($144,883)        ($232,453)                        ($377,336)
        ==========================================================================================================================
        28.  NET PROFIT (LOSS)                                     ($217,326)        ($348,680)      $       0         ($566,006)
        ==========================================================================================================================
                                                               $           0     $           0
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Monthly Operating Report
  ---------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.                                             ACCRUAL BASIS-3
  ---------------------------------------

  ---------------------------------------
  CASE NUMBER: 400-42142-BJH-11                                                            02/13/95, RWD, 2/96
  ---------------------------------------
  --------------------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                               MONTH                   MONTH                   MONTH             QUARTER
                                               ------------------------------------------------------------------
  DISBURSEMENTS                                      APRIL, 2001             MAY, 2001                                TOTAL
  --------------------------------------------------------------------------------------------------------------------------------
  1.     CASH - BEGINNING OF MONTH                 $      21,824              $    22,224         $  20,702         $       21,824
  --------------------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  --------------------------------------------------------------------------------------------------------------------------------
  2.     CASH SALES                                $           0              $         0                           $            0
  --------------------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  --------------------------------------------------------------------------------------------------------------------------------
  3.     PREPETITION                               $           0                        0                           $            0
  --------------------------------------------------------------------------------------------------------------------------------
  4.     TOTAL CASH                                $  14,878,699              $ 9,011,438                           $   23,890,137
  --------------------------------------------------------------------------------------------------------------------------------
  5.     TOTAL OPERATING RECEIPTS                  $  14,878,699              $ 9,011,438         $       0         $   23,890,137
  --------------------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  --------------------------------------------------------------------------------------------------------------------------------
  6.     LOANS & ADVANCES (ATTACH LIST)            $           0              $         0                           $            0
  --------------------------------------------------------------------------------------------------------------------------------
  7.     SALE OF ASSETS                            $           0              $         0                           $            0
  --------------------------------------------------------------------------------------------------------------------------------
  8.     OTHER (ATTACH LIST)                        ($14,878,299)             ($9,012,960)                            ($23,891,259)
  ================================================================================================================================
  9.     TOTAL NON-OPERATING RECEIPTS               ($14,878,299)             ($9,012,960)        $       0           ($23,891,259)
  ================================================================================================================================
  10.    TOTAL RECEIPTS                            $         400                  ($1,522)        $       0                ($1,122)
  ================================================================================================================================
  11.    TOTAL CASH AVAILABLE                      $      22,224              $    20,702         $  20,702         $       20,702
  --------------------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  --------------------------------------------------------------------------------------------------------------------------------
  12.    NET PAYROLL                               $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  13.    PAYROLL TAXES PAID                        $           0              $         0         $       0         $            0
  ================================================================================================================================
  14.    SALES, USE & OTHER TAXES PAID             $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  15.    SECURED / RENTAL / LEASES                 $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  16.    UTILITIES                                 $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  17.    INSURANCE                                 $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  18.    INVENTORY PURCHASES                       $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  19.    VEHICLE EXPENSES                          $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  20.    TRAVEL                                    $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  21.    ENTERTAINMENT                             $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  22.    REPAIRS & MAINTENANCE                     $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  23.    SUPPLIES                                  $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  24.    ADVERTISING                               $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                       $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  26.    TOTAL OPERATING DISBURSEMENTS             $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  --------------------------------------------------------------------------------------------------------------------------------
  27.    PROFESSIONAL FEES                         $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  28.    U.S. TRUSTEE FEES                         $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  29.    OTHER (ATTACH LIST)                       $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  30.    TOTAL REORGANIZATION EXPENSES             $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  31.    TOTAL DISBURSEMENTS                       $           0              $         0         $       0         $            0
  --------------------------------------------------------------------------------------------------------------------------------
  32.    NET CASH FLOW                             $         400                  ($1,522)        $       0                ($1,122)
  --------------------------------------------------------------------------------------------------------------------------------
  33.    CASH - END OF MONTH                       $      22,224              $    20,702         $  20,702         $       20,702
  --------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Monthly Operating Report
   ---------------------------------------
   CASE NAME: KITTY HAWK AIRCARGO, INC.                                                        ACCRUAL BASIS-4
   ---------------------------------------
   ---------------------------------------
   CASE NUMBER: 400-42142-BJH-11                                                               02/13/95, RWD, 2/96
   ---------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
                                                                  SCHEDULE         MONTH                 MONTH            MONTH
                                                                                   -----------------------------------------------
   ACCOUNTS RECEIVABLE AGING                                       AMOUNT          APRIL, 2001          MAY, 2001
   -------------------------------------------------------------------------------------------------------------------------------
   1.      0-30                                                 $27,808,237        $ 8,754,678        $11,961,575
   -------------------------------------------------------------------------------------------------------------------------------
   2.      31-60                                                $   648,873        $ 1,089,515        $    15,147
   -------------------------------------------------------------------------------------------------------------------------------
   3.      61-90                                                $   923,454        $   440,908        $   751,865
   -------------------------------------------------------------------------------------------------------------------------------
   4.      91+                                                     ($77,519)       $ 1,359,388        $ 2,065,253
   -------------------------------------------------------------------------------------------------------------------------------
   5.      TOTAL ACCOUNTS RECEIVABLE                            $29,303,045        $11,644,489        $14,793,840     $          0
   -------------------------------------------------------------------------------------------------------------------------------
   6.      TOTAL CASH
   -------------------------------------------------------------------------------------------------------------------------------
   7.      ACCOUNTS RECEIVABLE (NET)                           $29,303,045        $11,644,489        $14,793,840     $          0
   -------------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------
      AGING OF POSTPETITION TAXES AND PAYABLES                                                MONTH: MAY, 2001
                                                                                                    ------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
                                               0-30               31-60               61-90              91+
   TAXES PAYABLE                               DAYS               DAYS                DAYS              DAYS             TOTAL
   -------------------------------------------------------------------------------------------------------------------------------
   1.      FEDERAL                          $      0            $         0        $         0        $         0     $          0
   -------------------------------------------------------------------------------------------------------------------------------
   2.      STATE                            $ 29,000            $         0        $         0        $         0     $     29,000
   -------------------------------------------------------------------------------------------------------------------------------
   3.      LOCAL                                                $         0        $         0        $         0     $          0
   -------------------------------------------------------------------------------------------------------------------------------
   4.      OTHER (ATTACH LIST)                                  $         0        $         0        $         0     $          0
   -------------------------------------------------------------------------------------------------------------------------------
   5.      TOTAL TAXES PAYABLE              $ 29,000            $         0        $         0        $         0     $     29,000
   -------------------------------------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------------------------------------
   6.      ACCOUNTS PAYABLE                 $721,962            $    14,564          ($151,001)       $   419,754     $  1,005,279
   -------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $          0
   -------------------------------------
   STATUS OF POSTPETITION TAXES                                                               MONTH: MAY, 2001
                                                                                                    ------------------------------
   -------------------------------------------------------------------------------------------------------------------------------
                                                                BEGINNING              AMOUNT                           ENDING
                                                                  TAX                WITHHELD AND/      AMOUNT             TAX
   FEDERAL                                                      LIABILITY*            0R ACCRUED         PAID           LIABILITY
   -------------------------------------------------------------------------------------------------------------------------------
   1.      WITHHOLDING**                                        $         0        $   965,178        $   965,178     $          0
   -------------------------------------------------------------------------------------------------------------------------------
   2.      FICA-EMPLOYEE**                                      $         0                                           $          0
   -------------------------------------------------------------------------------------------------------------------------------
   3.      FICA-EMPLOYER**                                      $         0                                           $          0
   -------------------------------------------------------------------------------------------------------------------------------
   4.      UNEMPLOYMENT                                         $         0                                           $          0
   -------------------------------------------------------------------------------------------------------------------------------
   5.      INCOME                                               $         0        $         0        $         0     $          0
   -------------------------------------------------------------------------------------------------------------------------------
   6.      OTHER (ATTACH LIST)                                  $         0                                           $          0
   -------------------------------------------------------------------------------------------------------------------------------
   7.      TOTAL FEDERAL TAXES                                  $         0        $   965,178        $   965,178     $          0
   -------------------------------------------------------------------------------------------------------------------------------
   STATE AND LOCAL
   -------------------------------------------------------------------------------------------------------------------------------
   8.      WITHHOLDING                                          $         0                                           $          0
   -------------------------------------------------------------------------------------------------------------------------------
   9.      SALES                                                $         0                                           $          0
   -------------------------------------------------------------------------------------------------------------------------------
   10.     EXCISE                                               $    26,000        $    29,000        $    26,000     $     29,000
   -------------------------------------------------------------------------------------------------------------------------------
   11.     UNEMPLOYMENT                                         $         0                                           $          0
   -------------------------------------------------------------------------------------------------------------------------------
   12.     REAL PROPERTY                                        $         0                                           $          0
   -------------------------------------------------------------------------------------------------------------------------------
   13.     PERSONAL PROPERTY                                    $         0        $         0        $         0     $          0
   -------------------------------------------------------------------------------------------------------------------------------
   14.     OTHER (ATTACH LIST)                                  $         0                                           $          0
   -------------------------------------------------------------------------------------------------------------------------------
   15.     TOTAL STATE & LOCAL                                  $    26,000        $    29,000        $    26,000     $     29,000
   -------------------------------------------------------------------------------------------------------------------------------
   16.     TOTAL TAXES                                          $    26,000        $   994,178        $   991,178     $     29,000
   -------------------------------------------------------------------------------------------------------------------------------

   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Monthly Operating Report

     ----------------------------------------------------------
     CASE NAME:  KITTY HAWK AIRCARGO, INC.                                       ACCRUAL BASIS-5
     ----------------------------------------------------------

     ----------------------------------------------------------
     CASE  NUMBER:  400-42142-BJH-11                                                       02/13/95, RWD, 2/96
     ----------------------------------------------------------


     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
     Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

              TOTAL CASH                                                        MONTH: MAY, 2001
      -----------------------------------------------------                            ----------------------------------------
      BANK RECONCILIATIONS
                                                                Account #1          Account #2        Account #3
      -------------------------------------------------------------------------------------------------------------------------
      A.       BANK:                                           Bank One
      --------------------------------------------------------------------------------------------------------
      B.       ACCOUNT  NUMBER:                                       100130152                                     TOTAL
      --------------------------------------------------------------------------------------------------------
      C.       PURPOSE  (TYPE):                                Operating Account
      -------------------------------------------------------------------------------------------------------------------------
      1.     BALANCE PER BANK STATEMENT                                      $0                                         $0
      -------------------------------------------------------------------------------------------------------------------------
      2.     ADD: TOTAL DEPOSITS NOT CREDITED                                $0                                         $0
      -------------------------------------------------------------------------------------------------------------------------
      3.     SUBTRACT: OUTSTANDING CHECKS                                    $0                                         $0
      -------------------------------------------------------------------------------------------------------------------------
      4.     OTHER RECONCILING ITEMS                                         $0                                         $0
      -------------------------------------------------------------------------------------------------------------------------
      5.     MONTH END BALANCE PER BOOKS                                     $0             $0            $0            $0
      -------------------------------------------------------------------------------------------------------------------------
      6.     NUMBER OF LAST CHECK WRITTEN
      -------------------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------
      INVESTMENT ACCOUNTS

      -------------------------------------------------------------------------------------------------------------------------
                                                               DATE OF              TYPE OF           PURCHASE          CURRENT
      BANK, ACCOUNT NAME & NUMBER                              PURCHASE            INSTRUMENT           PRICE            VALUE
      -------------------------------------------------------------------------------------------------------------------------
      7.
      -------------------------------------------------------------------------------------------------------------------------
      8.
      -------------------------------------------------------------------------------------------------------------------------
      9.
      -------------------------------------------------------------------------------------------------------------------------
      10.
      -------------------------------------------------------------------------------------------------------------------------
      11.    TOTAL INVESTMENTS                                                                            $0            $     0
      -------------------------------------------------------------------------------------------------------------------------


      -----------------------------------------------------
      CASH
      -------------------------------------------------------------------------------------------------------------------------
      12.    CURRENCY ON HAND                                                                                           $20,702
      -------------------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------------------
      13.    TOTAL CASH - END OF MONTH                                                                                  $20,702
      -------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Monthly Operating Report


     ---------------------------------------------------
     CASE NAME:  KITTY HAWK AIRCARGO, INC.                                                       ACCRUAL BASIS-6
     ---------------------------------------------------

     ---------------------------------------------------
     CASE  NUMBER:  400-42142-BJH-11                                                                02/13/95, RWD, 2/96
     ---------------------------------------------------

                                                                                                    MONTH:  MAY, 2001

     -------------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     -------------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS
     (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS.
     ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMTOTAL CASH TRAVEL, CAR
     ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ------------------------------------------------------------------------------------------------------
                                                 INSIDERS
     ------------------------------------------------------------------------------------------------------
                                    TYPE OF                  AMOUNT            TOTAL PAID
               NAME                 PAYMENT                   PAID              TO DATE
     ------------------------------------------------------------------------------------------------------
     1.   Clark Stevens             Salary                   $31,667            $281,250
     ------------------------------------------------------------------------------------
     2.   Donny Scott               Salary                   $26,667            $225,000
     ------------------------------------------------------------------------------------
     3.   Susan Hawley              Salary                   $     0            $ 41,667
     ------------------------------------------------------------------------------------
     4.
     ------------------------------------------------------------------------------------
     5.
     ------------------------------------------------------------------------------------
     6.   TOTAL PAYMENTS
          TO INSIDERS                                        $58,334            $547,917
     ------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------
                                                          PROFESSIONALS
     ----------------------------------------------------------------------------------------------------------------------
                                    DATE OF COURT                                                             TOTAL
                                  ORDER AUTHORIZING           AMOUNT        AMOUNT         TOTAL PAID        INCURRED
                  NAME                 PAYMENT               APPROVED        PAID           TO DATE          & UNPAID *
     ----------------------------------------------------------------------------------------------------------------------
     1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
     ----------------------------------------------------------------------------------------------------------------------
     2.
     ----------------------------------------------------------------------------------------------------------------------
     3.
     ---------------------------------------------------------------------------------------------------------------------
     4.
     ---------------------------------------------------------------------------------------------------------------------
     5.
     ---------------------------------------------------------------------------------------------------------------------
     6.   TOTAL PAYMENTS
          TO PROFESSIONALS                                     $0             $0              $0               $0
     ---------------------------------------------------------------------------------------------------------------------

     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     ------------------------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
     ------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------
                                                     SCHEDULED   AMOUNTS
                                                      MONTHLY     PAID           TOTAL
                                                     PAYMENTS    DURING         UNPAID
                     NAME OF CREDITOR                  DUE        MONTH       POSTPETITION
     ------------------------------------------------------------------------------------------
     1.   PEGASUS                                    $403,000    $403,000               $0
     ------------------------------------------------------------------------------------------
     2.   TRANSAMERICA                               $206,590    $206,590               $0
     ------------------------------------------------------------------------------------------
     3.   PROVIDENT                                  $125,000    $125,000               $0
     ------------------------------------------------------------------------------------------
     4.   COAST BUSINESS                             $262,000    $262,000               $0
     ------------------------------------------------------------------------------------------
     5.   WELLS FARGO                                $      0    $      0               $0
     ------------------------------------------------------------------------------------------
     6.   TOTAL                                      $996,590    $996,590               $0
     ------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Monthly Operating Report

     -----------------------------------------------------------------------
     CASE NAME:  KITTY HAWK AIRCARGO, INC.                                                  ACCRUAL BASIS-7
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------
     CASE  NUMBER:  400-42142-BJH-11                                                                02/13/95, RWD,2/96
     -----------------------------------------------------------------------
                                                                                            MONTH: MAY, 2001
                                                                                                   --------------
     --------------------------------------------------
     QUESTIONNAIRE

     ---------------------------------------------------------------------------------------------------------------------
                                                                                         YES               NO
     ---------------------------------------------------------------------------------------------------------------------
     1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                X
            THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
     ---------------------------------------------------------------------------------------------------------------------
     2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                  X
            OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
     ---------------------------------------------------------------------------------------------------------------------
     3.     TOTAL CASH                                                                                      X
            LOANS) DUE FROM RELATED PARTIES?
     --------------------------------------------------------------------------------------------------------------------
     4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                        X
            THIS REPORTING PERIOD?
     --------------------------------------------------------------------------------------------------------------------
     5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                X
            DEBTOR FROM ANY PARTY?
     --------------------------------------------------------------------------------------------------------------------
     6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                    X
     --------------------------------------------------------------------------------------------------------------------
     7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                              X
            PAST DUE?
     --------------------------------------------------------------------------------------------------------------------
     8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                X
     --------------------------------------------------------------------------------------------------------------------
     9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                      X
     --------------------------------------------------------------------------------------------------------------------
     10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                  X
            DELINQUENT?
     --------------------------------------------------------------------------------------------------------------------
     11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                 X
            REPORTING PERIOD?
     --------------------------------------------------------------------------------------------------------------------
     12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                 X
     --------------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
     EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
     a)  4: Payments made to Flight Safety Boeing Training, in accordance with BR Court Order
     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------


     --------------------------------------------------
     INSURANCE
     -------------------------------------------------------------------------------------------------------------------
                                                                                         YES               NO
     -------------------------------------------------------------------------------------------------------------------
     1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                        X
            NECESSARY INSURANCE COVERAGES IN EFFECT?
     -------------------------------------------------------------------------------------------------------------------
     2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                        X
     -------------------------------------------------------------------------------------------------------------------
     3.     PLEASE ITEMIZE POLICIES BELOW.
     -------------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
     CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
     BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------
                                                 INSTALLMENT  PAYMENTS
     -------------------------------------------------------------------------------------------------------------------
                 TYPE OF                                                                        PAYMENT AMOUNT
                  POLICY             CARRIER            PERIOD COVERED                           & FREQUENCY
     -------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------
            SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
     -------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------

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

   --------------------------------------------
   CASE NAME: KITTY HAWK AIRCARGO, INC.                                                              FOOTNOTES SUPPLEMENT
   --------------------------------------------

   --------------------------------------------
   CASE NUMBER: 400-42142-BJH-11                                                                     ACCRUAL BASIS
   --------------------------------------------

                                                                                       MONTH:                 MAY, 2001
                                                                                             -------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS FORM NUMBER      LINE NUMBER                                 FOOTNOTE / EXPLANATION
   -------------------------------------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
                3                       8          All cash received into the subsidiary cash account is swept
   -------------------------------------------------------------------------------------------------------------------------------
                                                    each night to Kitty Hawk, Inc. Master Account
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
                3                       31         All disbursements (either by wire transfer or check), including payroll, are
   -------------------------------------------------------------------------------------------------------------------------------
                                                    disbursed out of the Kitty Hawk, Inc. controlled disbursement
   -------------------------------------------------------------------------------------------------------------------------------
                                                    account.
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
                4                       6          All assessments of uncollectible accounts receivable are done
   -------------------------------------------------------------------------------------------------------------------------------
                                                    at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
   -------------------------------------------------------------------------------------------------------------------------------
                                                    down to Inc.'s subsidiaries as deemed necessary.
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
                6                    Insiders      Payments to insiders include a portion of the Court approved retention
   -------------------------------------------------------------------------------------------------------------------------------
                                                    payments in the month of January.
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
                6                  Notes/Leases    Republic aircraft N901RF & N902RF were returned to lessor 2/28/01, terminating
   -------------------------------------------------------------------------------------------------------------------------------
                                                    their lease commitments.  TransAmerica aircraft N750US & N751US were
   -------------------------------------------------------------------------------------------------------------------------------
                                                    erroneously ommitted from previous filings.
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
                7                       3          All insurance policies are carried in the name of Kitty Hawk, Inc. and its
   -------------------------------------------------------------------------------------------------------------------------------
                                                    subsidiaries. Therefore, they are listed here accordingly.
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
                3                       3          The current general ledger system is not able to provide a detail of customer
   -------------------------------------------------------------------------------------------------------------------------------
                                                    cash receipts segregated by prepetition and post petition accounts receivable.
   -------------------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                                                      MAY, 2001

ACCRUAL BASIS-1
8.    OTHER (ATTACH LIST)                                           $                     (28,690,011) Reported
                                                                    ----------------------------------
         Intercompany Receivables                                                         (33,223,128)
         Deposits - State Street Bank (TA Air)                                              3,534,695
         Deposits - Landing & Parking                                                          79,000
         Deposits - Ventura Aerospace                                                          65,125
         Deposits - Rent                                                                      113,643
         Deposits - Misc                                                                      642,125
         Intangible - Mather                                                                   98,529
                                                                    ----------------------------------
         TOTAL CASH                                                                       (28,690,011) Detail
                                                                    ----------------------------------
                                                                                                  -    Difference

14.   OTHER (ATTACH LIST)                                           $                       2,320,955  Reported
                                                                    ----------------------------------
         Deposits - Aircraft Leases                                                         2,320,955
         Intangible - ATAZ STC                                                                      0
                                                                    ----------------------------------
                                                                                            2,320,955  Detail
                                                                    ----------------------------------
                                                                                                  -    Difference

22.   OTHER (ATTACH LIST)                                           $                       3,956,873  Reported
                                                                    ----------------------------------
         Accrued A/P                                                                        3,309,448
         Deposit held for ATAZ sale                                                                 0
         Accrued Salaries & Wages                                                           1,932,310
         Accrued 401K & Misc PR Deductions                                                    239,660
         Accrued PR Taxes (FICA)                                                              141,743
         Accrued Fuel Exp                                                                   3,714,342
         Accrued Interest                                                                     409,175
         Accrued Maintenance Reserves                                                       1,321,056
         Accrued Fed Income Tax (Post)                                                     (7,110,861)
                                                                    ----------------------------------
                                                                                            3,956,873  Detail
                                                                    ----------------------------------
                                                                                                  -    Difference

27.   OTHER (ATTACH LIST)                                           $                      19,841,174  Reported
                                                                    ----------------------------------
         Accrued A/P                                                                        5,232,302
         Accrued Maintenance Reserves                                                      10,267,512
         Accrued Fed Income Tax (Pre)                                                       3,332,363
         Accrued Taxes - Other                                                                    444
         FINOVA Equip Accrued                                                                 322,053
         Pegasus Lease Incentive                                                              686,500
                                                                    ----------------------------------
                                                                                           19,841,174  Detail
                                                                    ----------------------------------
                                                                                                  -    Difference

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                                                      MAY, 2001

ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                                           $                      10,862,970  Reported
                                                                    ----------------------------------
         Aircraft Expense                                                                   2,589,841
         Maintenance                                                                        2,703,435
         Fuel                                                                                 273,508
         Ops Wages                                                                          2,771,954
         Ops Wages-Grnd                                                                       392,593
         Ground Handling                                                                      632,147
         Other Operating Exp                                                                1,499,492
                                                                    ----------------------------------
                                                                                           10,862,970  Detail
                                                                    ----------------------------------
                                                                                                  -    Difference

16    NON OPERATING INCOME (ATT. LIST)                                                        ($8,795) Reported
                                                                    ----------------------------------
         Non-Op Income                                                                         (8,795) Detail
                                                                    ----------------------------------
                                                                                                  -    Difference

17    NON OPERATING EXPENSE (ATT. LIST)                             $                               0  Reported
                                                                    ----------------------------------
         Non-Op Expense                                                                           -    Detail
                                                                    ----------------------------------
                                                                                                  -    Difference

21    OTHER (ATTACH LIST)                                                                 ($3,423,613) Reported
                                                                    ----------------------------------
         (Gain)/Loss on Sale of Assets                                                         (2,950)
         Credit for Allocation of A/C Costs to KH I/C                                      (3,420,663)
                                                                    ----------------------------------
                                                                                           (3,423,613) Detail
                                                                    ----------------------------------
                                                                                                  -    Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                                                  (9,012,960) Reported
                                                                    ----------------------------------
         Transfer to Inc - all money sweeps                                                (9,012,960) Detail
                                                                    ----------------------------------
          to KH Inc. Case #400-42141                                                              -    Difference
                                                                    ----------------------------------